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                                                                   EXHIBIT 99.1


                      [@NFX Publication Logo Appears Here]


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NATURAL GAS HEDGE POSITIONS

The following hedge positions for the second quarter of 2004 and beyond are as of June 8, 2004:


Second Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
17,565 MMMBtus                  $4.76           --             --                      --                  --
11,595 MMMBtus                  --              --             $4.68 -- $5.96          $3.00 -- $5.25      $4.16 -- $6.67
2,250 MMMBtus                   --              $4.21          --                      $4.20 -- $4.21      --

Third Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
17,275 MMMBtus                  $4.75           --             --                      --                  --
11,595 MMMBtus                  --              --             $4.68 -- $5.96          $3.00 -- $5.25      $4.16 -- $6.67
2,250 MMMBtus                   --              $4.21          --                      $4.20 -- $4.21      --

Fourth Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
7,645 MMMBtus                   $4.78           --             --                      --                  --
9,795 MMMBtus                   --              --             $4.90 -- $8.24          $3.00 -- $5.25      $4.16 -- $10.25
8,850 MMMBtus                   --              $5.39          --                      $4.20 -- $5.50      --

First Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
2,245 MMMBtus                   $4.71           --             --                      --                  --
15,495 MMMBtus                  --              --             $5.32 -- $9.88          $3.50 -- $5.77      $4.16 -- $10.25
5,400 MMMBtus                   --              $5.49          --                      $5.47 -- $5.50      --

Second Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
1,065 MMMBtus                   $4.24           --             --                      --                  --
345 MMMBtus                     --              --             $3.50 -- $4.16          $3.50               $4.16

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
Third Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
1,065 MMMBtus                   $4.24           --             --                      --                  --
345 MMMBtus                     --              --             $3.50 -- $4.16          $3.50               $4.16

Fourth Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
1,065 MMMBtus                   $4.24           --             --                      --                  --
345 MMMBtus                     --              --             $3.50 -- $4.16          $3.50               $4.16


NATURAL GAS 3-WAY COLLARS
                                                 FLOORS             COLLARS
                                               ----------        --------------
Second Quarter 2004
1,350 MMMBtus                                   $3.50            $4.50 -- $6.08
900 MMMBtus                                     $3.50            $4.50 -- $6.10
1,800 MMMBtus                                   $3.76            $4.76 -- $5.20
900 MMMBtus                                     $3.61            $4.61 -- $5.20
1,800 MMMBtus                                   $3.62            $4.62 -- $5.20

Third Quarter 2004
1,350 MMMBtus                                   $3.50            $4.50 -- $6.08
900 MMMBtus                                     $3.50            $4.50 -- $6.10
1,800 MMMBtus                                   $3.76            $4.76 -- $5.20
900 MMMBtus                                     $3.61            $4.61 -- $5.20
1,800 MMMBtus                                   $3.62            $4.62 -- $5.20

Fourth Quarter 2004
450 MMMBtus                                     $3.50            $4.50 -- $6.08
300 MMMBtus                                     $3.50            $4.50 -- $6.10
600 MMMBtus                                     $3.76            $4.76 -- $5.20
300 MMMBtus                                     $3.61            $4.61 -- $5.20
600 MMMBtus                                     $3.62            $4.62 -- $5.20

These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The collar contracts have floor and ceiling prices per MMMBtu as per the table above until the market price drops below the floor price above. Below the floor price, these contracts effectively result in realized prices that are on average $1.00 per MMMBtu higher than the cash price that otherwise would have been realized.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the second quarter of 2004 and beyond are as of June 8, 2004:


Second Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
24,000 Bbls                     $23.23          --             --                      --                  --
300,000 Bbls                    --              --             $22.80 -- $27.16        $22.00 -- $24.00    $26.04 -- $28.85
377,000 Bbls*                   --              --             $25.76 -- $29.91        $25.00 -- $26.00    $29.70 -- $30.05


Third Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------

Volume                          Fixed           Floors         Collars                 Floor               Ceiling
264,000 Bbls                    $32.18          --             --                      --                  --
390,000 Bbls                    --              --             $26.35 -- $31.56        $22.00 -- $27.50    $26.35 -- $34.50
379,000 Bbls*                   --              --             $25.76 -- $29.91        $25.00 -- $26.00    $29.70 -- $30.05

Fourth Quarter 2004
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
204,000 Bbls                    $29.85          --             --                      --                  --
330,000 Bbls                    --              --             $27.14 -- $32.51        $27.00 -- $27.50    $30.65 -- $34.50
379,000 Bbls*                   --              --             $25.76 -- $29.91        $25.00 -- $26.00    $29.70 -- $30.05

First Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
141,000 Bbls                    $27.37          --             --                      --                  --
240,000 Bbls                    --              --             $27.00 -- $31.76        $27.00              $30.65 -- $32.30
90,000 Bbls*                    --              --             $25.00 -- $29.70        $25.00              $29.70

Second Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
51,000 Bbls                     $22.63          --             --                      --                  --
150,000 Bbls                    --              --             $27.00 -- $31.45        $27.00              $30.65 -- $32.10

Third Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
51,000 Bbls                     $22.63          --             --                      --                  --

Fourth Quarter 2005
                                                 WEIGHTED AVERAGE                                      RANGE
                                ---------------------------------------------------    ---------------------------------------
Volume                          Fixed           Floors         Collars                 Floor               Ceiling
51,000 Bbls                     $22.63          --             --                      --                  --

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per barrel as per the table above until the price drops below $21.00 per barrel. Below $21.00 per barrel, these contracts effectively result in realized prices that are on average $4.70 per barrel higher than the cash price that otherwise would have been realized.

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Any publicly announced changes to the above estimates, as well as periodic drilling updates, will be available through @NFX. Through our web page at
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distribution.